UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01209

Bridges Investment Fund, Inc.
(Exact name of registrant as specified in charter)

8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Address of principal executive offices) (Zip code)

Edson A. Bridges III
8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Name and address of agent for service)

(402) 397-4700
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2008

Item 1. Report to Stockholders.

Semi-Annual

Shareholder Report

2008

8401 West Dodge Road - 256 Durham Plaza - Omaha, Nebraska 68114 - voice: (402) 397-4700 fax: (402) 397-8617 - www.bridgesfund.com

Contents of Report

Pages 1 - 2	Shareholder Letter

Exhibit 1	Portfolio Transactions During the Period From January 1, 2008
Pages 3 - 4	through June 30, 2008

Exhibit 2	Selected Historical Financial Information
Pages 5 - 6

Page 7	Expense Example

Page 8	Allocation of Portfolio Holdings

Pages 9 - 20	Financial Statements

Pages 21 - 24	Additional Disclosures

IMPORTANT NOTICES

Opinions expressed herein are those of Edson L. Bridges III and are subject to change. They are not guarantees and should not be considered investment advice.

The S&P 500 Index is a broadly based unmanaged composite of 500 stocks which is widely recognized as representative of price changes for the U.S. equity market in general. The Russell 1000 Growth Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with higher price-to-book ratios and higher forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in a specific index, however, you may invest in a number of open end investment companies organized and operated by other sponsors for the purpose of experiencing the investment results for an index. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete information on holdings in the Fund.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund. Such offering is made only by Prospectus.

(8/08)

Bridges Investment Fund, Inc.
256 DURHAM PLAZA
8401 WEST DODGE ROAD
OMAHA, NEBRASKA 68114 - 3453

TELEPHONE 402 - 397 - 4700
FACSIMILE 402 - 397 - 8617
July 17, 2008
Dear Shareholder,

Bridges Investment Fund had a total return of 0.54% in the second quarter of 2008, which bettered the -2.73% decline in the S&P 500 and lagged the 1.25% rise in the Russell 1000 Growth Index over that same period. For the first two quarters of 2008, the Fund had a total return of -7.67%, versus declines of -11.91% for the S&P 500 and -9.06% for the Russell 1000 Growth Index.

For the twelve month period ended June 30, 2008, the Fund had a total return of -7.17% versus -13.12% for the S&P 500 and -5.96% for the Russell 1000 Growth Index. For the three year period ended June 30, 2008, the Fund had an average annual total return of 1.74% versus 4.41% for the S&P 500 and 5.91% for the Russell 1000 Growth Index. For the five year period ended June 30, 2008, the Fund had an average annual total return of 5.43% versus 7.58% for the S&P 500 and 7.32% for the Russell 1000 Growth Index. For the ten year period ended June 30, 2008, the Fund had an average annual total return of 2.03% versus 2.88% for the S&P 500 and 0.96% for the Russell 1000 Growth Index. The Fund’s expense ratio is 0.80%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-934-4700.

The second quarter of 2008 was almost a mirror image of the first quarter. During the first quarter, stocks fell sharply before rallying into the end of the quarter. In the second quarter, stocks continued to rally during April and into mid-May, peaking at 1426 on the S&P 500 on May 19, up from 1323 on March 31, and the 2008 low of 1273 on March 10. However, stock prices declined on balance during the last 6 weeks of the second quarter as oil prices continued to move sharply higher, raising concerns about inflation, and as U.S. financial institutions continued to grapple with the aftermath of the sub-prime lending debacle. The S&P 500 ended the quarter at 1280, down 10% from the highest level of the quarter, and down 13% from its 2007 year end level of 1468.

While equity investors face significant risks in the short run, in the form of higher energy costs, rising inflation, a persistently weak dollar, a softening economic environment, weakening consumer spending, and capital markets instability brought on by continuing turmoil in the financial services sector, we remain constructive on the long term outlook for equities, because valuations are at very low levels relative to historic norms.

We believe the Fund’s companies are well-positioned to show solid growth in underlying business value over the next several years, even if the economic environment remains challenging during the remainder of 2008 and into 2009. The Fund’s portfolio currently trades at 15.3x estimated 2008 earnings, with earnings expected to grow at 15% per year over the next 3-5 years. By comparison, the S&P 500 trades at 13.8x estimated 2008 earnings, with long term growth estimated at 7-8% annually.
During the quarter, we made several changes in the Fund. We eliminated Garmin, as that company faces significantly increased competition in its core GPS business. We trimmed three of our energy holdings: Apache, BP and Chesapeake. Energy is still the largest weighted sector in the Fund at 20%. We added to our position in Nokia, and initiated new positions in Research in Motion and Fiserv.

The portfolio is over-weighted in energy, technology, health care, financial services, and consumer discretion, and we are underweighted in materials, utilities, consumer staples and industrials. Our overweighting in energy has helped our performance over the past 6 quarters on balance, but we will look for opportunities to reduce our weighting in energy if oil prices continue to advance to levels that are unsustainable longer term. That said, valuations in the sector at present seem to imply a long term equilibrium level of oil prices that is much lower than where spot oil prices are at present (around $140 per barrel).

The general compression of valuations over the past three years has created an environment where companies with very high quality balance sheets, strong business franchises, and demonstrated ability to grow cash flows and business value now sell at very low valuations both in an absolute sense, and relative to companies with either lower quality balance sheets and/or lower long term growth prospects. We believe our current sector weightings, outside of energy, tend to reflect our ability to identify companies with superior long term growth prospects that should sell at attractive valuation levels.

Shareholder Letter	July 17, 2008

Energy was the best performing sector for the Fund during the second quarter. Chesapeake Energy (+43%) and Smith Int’l (+29%) were the two best performing stocks in the sector. Other leading performers during the quarter included Alcon (+15%), Apple (+16%), Google (+19%), Mastercard (+19%), Strayer Education (+37%), Union Pacific (+20%), and Visa (+30%). After showing some recovery in the first quarter, the portfolio’s financial services companies were the worst performers during the second quarter, with many of our names in that group experiencing price declines in excess of 20% during the quarter, including American Capital Strategies, AIG, Capital One. While we anticipate that the second half of 2008 will remain challenging for financial services companies, valuations are extremely cheap, and we believe our companies in this area offer significant total return potential on balance over the next three years.

We continue to expect the remainder of 2008 to be challenging and volatile, but we are constructive on the long term outlook for the Fund given the enduring strength of our companies’ business franchises, their attractive valuations, and their prospects for solid business value growth over the long run.

Sincerely,

Edson L. Bridges III, CFA
President and Chief Executive Officer

Before you invest in the Bridges Investment Fund, please refer to the prospectus for important information to be carefully considered about the investment company, including investment objectives, risks, charges and expenses. You may also obtain a prospectus by calling 1-866-934-4700 or visiting www.bridgesfund.com. The prospectus should be read carefully before you invest or send money.

Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JANUARY 01, 2008 THROUGH JUNE 30, 2008

	Bought or	Held After
Securities	Received	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

Alcon, Inc.	700	6,700
Allergan, Inc.	1,500	21,500
Altria Group, Inc.	2,500	12,500
American Capital Strategies Ltd.	500	10,500
American Express Company	5,000	15,000
Apple, Inc.	1,000	11,000
Autodesk, Inc.	5,000	30,000
Best Buy, Inc.	2,000	52,000
Boeing Co.	500	11,500
Capital One Financial Corp.	1,500	55,000
Cisco Systems, Inc.	3,000	68,000
CME Group, Inc.	300	2,300
Fiserv, Inc.	10,000	10,000
Franklin Resources, Inc.	1,500	7,500
Garmin Corp.	500	9,500
Gilead Sciences, Inc.	3,000	30,000
Google, Inc.	300	2,300
Harris Corp.	2,000	12,000
Horton (D.R.), Inc.	5,000	45,000
Jacobs Engineering Group, Inc.	4,000	4,000
Johnson Controls, Inc.	2,000	40,000
Lowe’s Cos., Inc.	5,000	50,000
McGraw Hill Cos., Inc.	500	12,500
MEMC Electronic Materials, Inc.	3,000	13,000
Nokia Corp.	13,000	28,000
JC Penney Co., Inc.
7.40% due 04/01/2037	150,000	400,000
[1] Philip Morris, Inc.	12,500	12,500
Praxair, Inc.	3,000	3,000
Research in Motion Ltd.	3,000	3,000
Roper Industries, Inc.	2,000	17,000
State Street Corp.	3,000	13,000
Strayer Education, Inc.	1,000	4,000
Stryker Corp.	1,500	13,500
T Rowe Price Group, Inc.	1,500	18,500
Target Corp.	1,000	26,000
Teva Pharmaceutical Corp.	1,000	26,000
Transocean, Inc.	1,004	8,000
[2] Union Pacific Corp.	12,000	22,000
Visa, Inc.	7,500	7,500
Wellpoint, Inc.	1,000	18,000
Wells Fargo & Co.	5,000	55,000
Zimmer Holdings, Inc.	1,000	24,000
Various Issues of Commercial Paper Notes
Purchased During the Six Months Ended June 30, 2008	70,600M	1,650M

Exhibit 1
(Continued)

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JANUARY 01, 2008 THROUGH JUNE 30, 2008

	Sold or	Held After
Securities	Exchanged	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

American International Group, Inc.	1,700	15,000
Anadarko Petroleum Corp.	10,000	30,000
Apache Corp.	3,000	17,000
Best Buy, Inc.	10,000	50,000
BP, PLC-ADR	5,000	10,000
Chesapeake Energy Corp.	3,000	35,000
Dillard Department Stores, Inc.	150,000	—
7.85% due 10/01/2012
Express Scripts, Inc.	3,000	27,000
Garmin Corp.	9,500	—
Goldman Sachs Group, Inc.	5,000	11,000
Various Issues of Commercial Paper Notes
Maturing During the Six Months Ended June 30, 2008	68,950M	—

[1] Received 12,500 shares in a spin-off from Altria Group, Inc. on 03/31/08
[2] Received 11,000 shares in 2 for 1 stock split on 05/29/08

Exhibit 2

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION

- - - - - - - - - - - - - - Year End Statistics - - - - - - - - - - - - - -

Valuation	Net	Shares	Net Asset	Dividend/	Capital
Date	Assets	Outstanding	Value/Share	Share	Gains/Share

07-01-63	$109,000	10,900	$10.00	$–	$–
12-31-63	159,187	15,510	10.13	.07	–
12-31-64	369,149	33,643	10.97	.28	–
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	–
12-31-67	850,119	64,427	13.20	.295	–
12-31-68	1,103,734	74,502	14.81	.315	–
12-31-69	1,085,186	84,807	12.80	.36	–
12-31-70	1,054,162	90,941	11.59	.37	–
12-31-71	1,236,601	93,285	13.26	.37	–
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	–
12-31-75	1,056,439	111,619	9.46	.35	–
12-31-76	1,402,661	124,264	11.29	.38	–
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648
12-31-99	69,735,684	1,508,154	46.24	.30	.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	–
12-31-02	45,854,541	1,989,769	23.05	.20	–
12-31-03	62,586,435	2,016,560	31.04	.24	–
12-31-04	74,281,648	2,230,038	33.31	.305	–
12-31-05	80,715,484	2,305,765	35.01	.2798	–
12-31-06	82,754,479	2,336,366	35.42	.2695	–
12-31-07	77,416,617	2,258,380	34.28	.2364	2.5735

Exhibit 2
(Continued)

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION

- - - - - - - - - - - - - - Current Six Months Compared to Same Six Months in Prior Year - - - - - - - - - - - - - -

Valuation	Net	Shares	Net Asset	Dividend/	Capital
Date	Assets	Outstanding	Value/Share	Share	Gains/Share

06-30-07	$84,946,441	2,311,041	$36.76	$ .13	$ –
06-30-08	70,426,472	2,233,750	31.53	.12	–

BRIDGES INVESTMENT FUND, INC.

EXPENSE EXAMPLE

JUNE 30, 2008 (Unaudited)

As a shareholder of The Bridges Investment Fund, Inc., you incur ongoing costs, including management fees; services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (January 1, 2008 – June 30, 2008).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transactions fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. To the extent that the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	January 1, 2008 –
	January 1, 2008	June 30, 2008	June 30, 2008

Actual	$1,000.00	$ 923.30	$4.01
Hypothetical (5% return before expenses)	1,000.00	1,020.69	4.22

* Expenses are equal to the Fund’s annualized expense ratio of 0.84%, mutiplied by the average account value over the period, muliplied by 182/366 to reflect the one-half year period.

BRIDGES INVESTMENT FUND, INC.

ALLOCATION OF PORTFOLIO HOLDINGS

JUNE 30, 2008 (Unaudited)

COMPONENTS OF PORTFOLIO HOLDINGS

Common Stock	$65,423,622
Corporate Bonds	2,766,348
U.S. Treasury Obligations	374,742
Short Term Investments	1,862,291
Total	$70,427,003

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS

JUNE 30, 2008 (Unaudited)

Title of Security	Number of Shares	Cost	Value

COMMON STOCKS – 92.90%

Aerospace & Defense – 1.07%
Boeing Co.	11,500	$1,060,893	$755,780

Air Freight & Logistics – 1.68%
FedEx Corp.	15,000	$1,136,870	$1,181,850

Auto Components – 1.63%
Johnson Controls, Inc.	40,000	$1,337,801	$1,147,200

Beverages – 2.26%
PepsiCo, Inc.	25,000	$698,139	$1,589,750

Biotechnology – 2.26%
Gilead Sciences, Inc.(a)	30,000	$1,230,532	$1,588,500

Capital Markets – 6.72%
American Capital Strategies Ltd.	10,500	$393,669	$249,585
Franklin Resources, Inc.	7,500	918,585	687,375
The Goldman Sachs Group, Inc.	11,000	1,358,186	1,923,900
State Street Corp.	13,000	283,490	831,870
T. Rowe Price Group, Inc.	18,500	901,166	1,044,695
		$3,855,096	$4,737,425

Chemicals – 0.40%
Praxair, Inc.	3,000	$246,558	$282,720

Commercial Banks – 1.85%
Wells Fargo & Co.	55,000	$1,273,945	$1,306,250

Commercial Services & Supplies – 1.19%
Strayer Education, Inc.	4,000	$657,775	$836,280

Communications Equipment – 7.72%
Cisco Systems, Inc.(a)	68,000	$1,068,401	$1,581,681
Harris Corp.	12,000	676,797	605,880
Nokia Corp. - ADR	28,000	981,686	686,000
QUALCOMM, Inc.	50,000	1,905,420	2,218,500
Research In Motion Ltd.(a)	3,000	399,439	350,700
		$5,031,743	$5,442,761

Computers & Peripherals – 2.62%
Apple Computer, Inc.(a)	11,000	$1,337,575	$1,841,840

Construction & Engineering – 0.46%
Jacobs Engineering Group, Inc.(a)	4,000	$303,638	$322,800

Consumer Finance – 3.77%
American Express Co.	15,000	$843,886	$565,050
Capital One Financial Corp.	55,000	2,011,517	2,090,550
		$2,855,403	$2,655,600

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a) Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

JUNE 30, 2008 (Unaudited)

Title of Security	Number of Shares	Cost	Value

COMMON STOCKS (Continued)

Depository Institutions – 1.67%
First National of Nebraska, Inc.	225	$387,969	$1,175,625

Diversified Financial Services – 1.98%
CME Group, Inc.	2,300	$1,289,713	$881,337
Moody’s Corp.	15,000	692,220	516,600
		$1,981,932	$1,397,937

Electrical Equipment – 1.59%
Roper Industries, Inc.	17,000	$978,172	$1,119,960

Energy Equipment & Services – 3.86%
Smith International, Inc.	18,000	$907,371	$1,496,520
Transocean, Inc.(a)	8,000	919,518	1,219,120
		$1,826,888	$2,715,640

Health Care Equipment & Supplies – 5.07%
Alcon, Inc.	6,700	$944,605	$1,090,693
Stryker Corp.	13,500	668,133	848,880
Zimmer Holdings, Inc.(a)	24,000	1,567,173	1,633,200
		$3,179,911	$3,572,773

Health Care Providers & Services – 3.62%
Express Scripts, Inc.(a)	27,000	$983,657	$1,693,440
Wellpoint, Inc.(a)	18,000	1,262,826	857,880
		$2,246,484	$2,551,320

Household Durables – 0.69%
D.R. Horton, Inc.	45,000	$486,083	$488,250

Insurance – 2.56%
American International Group, Inc.	15,000	$816,141	$396,900
Berkshire Hathaway, Inc.(a)	350	492,609	1,404,200
		$1,308,750	$1,801,100

Internet & Catalog Retail – 1.36%
eBay, Inc.(a)	35,000	$740,676	$956,550

Internet Software & Services – 1.72%
Google, Inc.(a)	2,300	$1,213,698	$1,210,766

IT Services – 4.53%
Fiserv, Inc.(a)	10,000	$500,139	$453,700
Mastercard, Inc.	8,000	1,349,632	2,124,160
Visa, Inc.(a)	7,500	474,857	609,825
		$2,324,627	$3,187,685

See accompanying Notes to the Financial Statements.
Percentages are stated as a percent of net assets.
(a) Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

JUNE 30, 2008 (Unaudited)

Title of Security	Number of Shares	Cost	Value

COMMON STOCKS (Continued)

Media – 0.71%
The McGraw-Hill Companies, Inc.	12,500	$543,073	$501,500

Multiline Retail – 1.72%
Target Corp.	26,000	$642,457	$1,208,740

Oil & Gas – 10.15%
Apache Corp.	17,000	$1,229,716	$2,363,000
Chesapeake Energy Corp.	35,000	1,099,255	2,308,600
Chevron Corp.	25,000	804,047	2,478,250
		$3,133,019	$7,149,850

Oil, Gas & Consumable Fuels – 4.18%
Anadarko Petroleum Corp.	30,000	$1,086,505	$2,245,200
BP, PLC - ADR	10,000	207,372	695,700
		$1,293,877	$2,940,900

Pharmaceuticals – 3.28%
Allergan, Inc.	21,500	$873,729	$1,119,075
Teva Pharmaceutical Industries, Ltd. - ADR	26,000	713,139	1,190,800
		$1,586,868	$2,309,875

Road & Rail – 2.36%
Union Pacific Corp.	22,000	$1,198,555	$1,661,000

Semiconductor & Semiconductor Equipment – 1.14%
MEMC Electronic Materials, Inc.(a)	13,000	$870,369	$800,020

Software – 1.44%
Autodesk, Inc.(a)	30,000	$1,228,557	$1,014,300

Specialty Retail – 4.40%
Best Buy Co., Inc.	52,000	$1,225,654	$2,059,200
Lowe’s Cos., Inc.	50,000	1,382,808	1,037,500
		$2,608,462	$3,096,700

Tobacco – 1.24%
Altria Group, Inc.	12,500	$182,119	$257,000
Philip Morris International, Inc.(a)	12,500	408,388	617,375
		$590,507	$874,375

TOTAL COMMON STOCKS (Cost $51,396,901)		$51,396,901	$65,423,622

See accompanying Notes to the Financial Statements.
Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a) Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

JUNE 30, 2008 (Unaudited)

Title of Security	Principal Amount	Cost	Value

CORPORATE BONDS – 3.93%

Consumer Finance – 0.43%
Ford Motor Credit Co. 7.875%, 06/15/2010	$350,000	$345,570	$302,105

Depository Institutions – 0.38%
First National Bank Of Omaha 7.320%, 12/01/2010	250,000	$254,717	$265,743

Diversifed Financial Services – 0.38%
MBNA Corporation Senior Note 7.500%, 03/15/2012	250,000	$258,231	$269,303

Diversified Telecommunication Services – 0.71%
Level 3 Communications, Inc. 11.500%, 03/01/2010	500,000	$472,324	$505,800

Electric Utilities – 0.39%
Duke Capital Corp. 8.000%, 10/01/2019	250,000	$271,871	$273,476

Health Care Providers & Services – 0.37%
Cardinal Health, Inc. 6.750%, 02/15/2011	250,000	$253,817	$258,832

Multiline Retail – 0.51%
JCPenney Co., Inc. 7.400%, 04/01/2037	400,000	$401,009	$359,146

Semiconductor & Semiconductor Equipment – 0.39%
Applied Materials, Inc. 7.125%, 10/15/2017	250,000	$254,662	$274,156

Tobacco – 0.37%
Reynolds American, Inc. 7.250%, 06/01/2012	250,000	$255,350	$257,787

TOTAL CORPORATE BONDS (Cost $2,767,552)		$2,767,552	$2,766,348

U.S. TREASURY OBLIGATIONS – 0.53%

United States Treasury Bonds
7.500%, 11/15/2016	300,000	$304,929	$374,742

TOTAL U.S. TREASURY OBLIGATIONS (Cost $304,929)		$304,929	$374,742

See accompanying Notes to the Financial Statements.
Percentages are stated as a percent of net assets.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

JUNE 30, 2008 (Unaudited)

Title of Security	Principal Amount	Cost	Value

SHORT TERM INVESTMENTS – 2.64%

Commercial Paper – 2.34%
American Express Co. 1.90%, 07/01/2008	$1,000,000	$1,000,000	$1,000,000
General Electric Capital Corp. 1.95%, 07/03/2008	650,000	649,935	649,935
		$1,649,935	$1,649,935

Mutual Funds – 0.30%
SEI Daily Income Trust Treasury Fund	212,356	$212,356	$212,356

TOTAL SHORT TERM INVESTMENTS (Cost $1,862,291)		$1,862,291	$1,862,291

TOTAL INVESTMENTS (Cost $56,331,673) – 100.00%		$56,331,673	$70,427,003
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.00)%			(531)
TOTAL NET ASSETS – 100.00%			$70,426,472

See accompanying Notes to the Financial Statements.
Percentages are stated as a percent of net assets.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008
(Unaudited)

ASSETS:
Investments in securities, at fair value (cost: $56,331,673)	$70,427,003
Cash	133,884
Receivables
Dividends and interest	96,192
Fund shares issued	15,077

TOTAL ASSETS	$70,672,156

LIABILITIES:
Payables
Fund shares redeemed	$41,381
Distribution to shareholders	18,267
Advisory fees	93,818
Accrued expenses	92,218

TOTAL LIABILITIES	$245,684

TOTAL NET ASSETS	$70,426,472

NET ASSETS CONSIST OF:
Capital stock	$55,775,312
Accumulated undistributed net investment income	5,161
Accumulated undistributed net realized gain on investments	550,669
Unrealized appreciation on investments	14,095,330
TOTAL NET ASSETS	$70,426,472

SHARES OUTSTANDING (UNLIMITED SHARES OF NO PAR VALUE AUTHORIZED)	2,233,750

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$31.53

See accompanying Notes to the Financial Statements

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2008
(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $10,241)	$409,095
Interest income	174,501

Total investment income	$583,596

EXPENSES:
Advisory fees	$182,343
Professional services	23,842
Dividend disbursing and transfer agent fees	21,476
Administration fees	20,930
Fund accounting fees	20,020
Independent directors’ expenses and fees	10,920
Printing and supplies	10,010
Other	8,190
Custody fees	6,916
Taxes and licenses	728

Total expenses	$305,375
NET INVESTMENT INCOME	$278,221

NET REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:

Net realized gain on investments	$794,555

Net change in unrealized appreciation on investments	(6,985,842)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	$(6,191,287)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,913,066)

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007
(Unaudited)

	2008	2007
OPERATIONS:
Net investment income	$278,221	$316,849
Net realized gain on investments	794,555	3,543,958
Net decrease in unrealized appreciation on investments	(6,985,842)	(448,263)

Net (decrease)/increase in net assets resulting from operations	$(5,913,066)	$3,412,544

Net Equalization of debits/credits:	(3,694)	(1,577)

Distributions to shareholders:
Net investment income	(269,365)	(300,875)

Total distributions	$(269,365)	$(300,875)

Capital share transactions:
Net decrease in net assets from capital share transactions	(804,020)	(918,130)

Total (decrease)/increase in net assets	$(6,990,145)	$2,191,962

NET ASSETS:
Beginning of the period	$77,416,617	$82,754,479

End of the period (including undistributed net investment
income of $5,161 and $0 respectively)	$70,426,472	$84,946,441

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period

	For the Six
	Months Ended	For the Years Ended December 31,
	June 30, 2008
	(Unaudited)	2007	2006	2005	2004	2003

Net asset value, beginning of period	$34.28	$35.42	$35.01	$33.31	$31.04	$23.05

Income (loss) from investment operations:
Net investment income[1]	0.12	0.23	0.27	0.28	0.31	0.24
Net realized and unrealized gain/(loss) on investments	(2.75)	1.44	0.41	1.70	2.27	7.99
Total from investment operations	$(2.63)	$1.67	$0.68	$1.98	$2.58	$8.23

Less dividends and distributions:
Dividends from net investment income	$(0.12)	$(0.24)	$(0.27)	$(0.28)	$(0.31)	$(0.24)
Distributions from net realized gains	–	(2.57)	–	–	–	–
Total dividends and distributions	$(0.12)	$(2.81)	$(0.27)	$(0.28)	$(0.31)	$(0.24)

Net asset value, end of period	$31.53	$34.28	$35.42	$35.01	$33.31	$31.04

Total return	(7.67%)[2]	4.72%	1.96%	5.99%	8.36%	35.83%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$70,426	$77,417	$82,754	$80,715	$74,282	$62,586
Ratio of net expenses to average net assets:	0.84%[3]	0.80%	0.84%	0.85%	0.85%	0.89%
Ratio of net investment income to average net assets:	0.76%[3]	0.64%	0.78%	0.84%	0.98%	0.91%
Portfolio turnover rate	5.3%	39.0%	19.0%	24.0%	17.0%	26.0%

[1]	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
[2]	Not Annualized.
[3]	Annualized.

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008
(Unaudited)

(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bridges Investment Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Investments –

Security transactions are recorded on trade date. Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis. Discount and premium on fixed income securities is accreted or amortized into interest income using the effective interest method.

The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

Securities owned are reflected in the accompanying statements of assets and liabilities and the schedule of investments at fair value based on quoted market prices. Quoted market prices represent the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange. If no sales were reported on that day, quoted market price represents the closing bid price. Securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. The cost of investments reflected in the statement of assets and liabilities and the schedule of investments is approximately the same as the basis used for federal income tax purposes.

B.	Federal Income Taxes –

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

C.	Distribution To Shareholders –

The Fund accrues dividends to shareholders on a quarterly basis as of the ex-dividend date. Distribution of net realized gains, if any, are made on an annual basis to shareholders as of the ex-dividend date.

D.	Equalization –

The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

E.	Use of Estimates –

The preparation of financial statements in conformity with accounting principles generally accepted in United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	New Accounting Pronouncements –

In July 2006, the FASB released FASB Interpretation no. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.

FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the statement of operations. The Fund adopted FIN 48 on June 29, 2007. Management of the Fund has evaluated the impact that FASB Interpretation no. 48 will have on the Fund’s financial statements and has determined that there is no material impact to the Fund’s net assets or results of operation.

The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective with the beginning of the Fund’s fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

The following is a summary of the inputs used, as of June 30, 2008, involving the Fund’s assets carried at value. The inputs of mythology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities	$65,635,978	$4,791,025	$ –	$70,427,003

(2)    INVESTMENT ADVISORY CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Contract, Bridges Investment Management, Inc. (Investment Adviser) furnishes investment advisory services for the Fund. In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average month end net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract. There were no amounts reimbursed during the year ended December 31, 2007 and the six months ended June 30, 2008.

The Fund has entered into a Board-approved contract with the Investment Adviser in which the Investment Adviser is responsible for providing administrative services to the Fund at an annual rate of $42,000. These administrative expenses are shown as Administration Fees on the Statement of Operations.

(3)   DIVIDEND DISBURSING AND TRANSFER AGENT

Dividend disbursing and transfer agent services were provided by U.S. Bancorp Fund Services, LLC. The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services.

(4)   SECURITY TRANSACTIONS

The cost of long-term investment purchases during the six months ended June 30, was:

	2008	2007

United States government obligations	$–	$–
Securities	6,264,927	17,318,985
	$6,264,927	$17,318,985

                Net proceeds from sales of long-term investments during the six months ended June 30, were:

	2008	2007

United States government obligations	$–	$–
Other securities	3,732,592	17,999,677
Total Net Proceeds	$3,732,592	$17,999,677

(5)   NET ASSET VALUE

The net asset value per share represents the effective price for all subscription and redemptions.

(6)   CAPITAL STOCK

Shares of capital stock issued and redeemed during the six months ended June 30, were as follows:

	2008	2007

Shares sold	$36,607	34,136
Shares issued to shareholders in reinvestment of net investment income	7,363	7,189
	45,970	41,325

Shares redeemed	(70,570)	(66,650)
Net decrease	(24,600)	(25,325)

                Value of capital stock issued and redeemed during the six months ended June 30, was as follows:

	2008	2007

Shares sold	$1,255,759	$1,227,860
Shares issued to shareholders in reinvestment of net investment income	231,745	258,593
	$1,487,504	$1,486,453

Shares redeemed	(2,291,526)	(2,404,583)
Net decrease	$(804,020)	$(918,130)

(7)   DISTRIBUTIONS TO SHAREHOLDERS

On March 31, 2008 and June 30, 2008, cash distributions were declared from net investment income accrued through March 31, 2008 and June 30, 2008, respectively. Each distribution was calculated at $0.060 per share. The dividends were paid on March 31, 2008 and June 30, 2008, to shareholders of record on March 28, 2008 and June 27, 2008.

(8)   FEDERAL INCOME TAX INFORMATION

Income distributions during the years ended December 31, 2007 and 2006, totaled $530,553 and $633,323 and were characterized as ordinary income for tax purposes. Long term capital gain distributions during the year ended December 31, 2007 totaled $5,456,730.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes. Any permanent differences will result in reclassification among certain capital accounts in the financial statements. For the year ended December 31, 2007 the undistributed net investment income increased by $13,601, accumulated losses increased by $8,334, and paid-in-capital decreased by $5,267.

As of December 31, 2007, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

Federal tax cost of investments	$57,207,995
Unrealized appreciation	$22,203,981
Unrealized depreciation	$(1,122,809)
Net unrealized appreciation	$21,081,172

                As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$21,081,172
Other accumulated gain/(loss)	(243,887)
Undistributed ordinary income	$–
Total accumulated capital gains	$(20,837,285)

                At December 31, 2007, the Fund deferred, on a tax basis, post October losses of $243,887. The Fund has no capital loss carryovers.

ADDITIONAL DISCLOSURES (Unaudited)

Shareholder Notification of Federal Tax Status

The Bridges Investment Fund designates 100% of dividends declared during the fiscal year ended December 31, 2007 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Bridges Investment Fund designates 100% of dividends declared from the net investment income during the fiscal year ended December 31, 2007 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Availability of Quarterly Portfolio Holdings Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http:// www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-033O.) These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and/procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2008 can be obtained by request and without charge from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Disclosure Regarding Fund Trustees and Officers

**Disinterested Persons
Also Known As Independent Directors**

Name, Age,	Principal Occupation(s) and Directorships*
Position with
Fund and Term of
Office

N. Phillips	Mr. Dodge is President of N. P. Dodge Company, a leading commercial and residential real estate brokerage concern in the
Dodge, Jr. Age: 71	area of Omaha, Nebraska. Mr. Dodge has held this position since July, 1978. Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated companies in the property management, insurance, and real estate
Director	syndication fields. Mr. Dodge became a Director of American States Water Company (formerly Southern California Water
(1983 – present)	Company) in April, 1990, and a Director of the Omaha Public Power District as of January 5, 2000, for a six year term.

John J. Koraleski	Mr. Koraleski was elected Chairman on April 13, 2005. Mr. Koraleski is Executive Vice President-Marketing & Sales of
Age: 57	the Union Pacific Railroad Company headquartered in Omaha, Nebraska. Mr. Koraleski was employed by Union Pacific in June, 1972, where he has served in various capacities. He was promoted to his present position in March, 1999. As the
Chairman	Executive Vice President-Marketing & Sales, Mr. Koraleski is responsible for all sales, marketing, and commercial activities
(2005 – present)	for the railroad and its Union Pacific Distribution Services subsidiary. He is a member of the Railroad’s Operating Committee.
Currently, Mr. Koraleski is Vice President-Finance and a Member of the Board of Trustees for Union Pacific Foundation.
Director	Prior to his current officer position with the Railroad, Mr. Koraleski was the Railroad’s Chief Financial Officer, Controller
(1995 – present)	of Union Pacific Corporation. In those positions, he was responsible for the Railroad’s Information Technologies and Real
Estate Departments. Mr. Koraleski has been designated as the Lead Independent Director of the Fund.

Name, Age,	Principal Occupation(s) and Directorships*
Position with
Fund and Term of
Office

Adam M. Koslosky	Mr. Koslosky is the President and Chief Executive Officer of Magnolia Metal Corporation. Magnolia Metal Corporation is
Age: 51	a bronze bearing manufacturer located in Omaha, Nebraska. Mr. Koslosky commenced his career with Magnolia Metal
Corporation in October 1985. Mr. Koslosky has been a Director of Methodist Hospital Foundation since 1993.
Director
(2007 – present)

Michael C. Meyer	Mr. Meyer is currently the Vice President of Asset Management at Tenaska, Inc. Tenaska is a privately held energy
Age: 49	company that develops, constructs, owns and operates electrical generation plants. Tenaska also markets natural gas, electric power and biofuels, provides energy risk management services and is involved in asset acquisitions, fuel supply,
Director	gas transportation systems and electric transmission development. Prior to his current position, Mr. Meyer was Vice President,
(2008 – present)	International Asset Management with responsibility for managing Tenaska’s international business and has been employed at Tenaska since April 1995. In his 25-plus years of financial and operations management experience in the banking and energy industries, Mr. Meyer has held positions with the United States Treasury Department’s Office of the Comptroller
of the Currency, the Farm Credit System and the First National Bank of Omaha.

Gary L. Petersen	Mr. Petersen is the retired President of Petersen Manufacturing Co. Inc. of DeWitt, Nebraska. Mr. Petersen commenced
Age: 65	employment with the Company in February, 1966. He became President in May, 1979, and retired in June, 1986. Petersen
Manufacturing Co. Inc. produced a broad line of hand tools for national and worldwide distribution under the brand names
Director	Vise-Grip, Unibit, Prosnip, and Punch Puller. Mr. Petersen serves as Chairman of the Fund’s Administration and Nominating
(1987 – present)	Committee.

Robert Slezak	Mr. Slezak is currently an independent management consultant and has been since November 1999. Prior to that, Mr. Slezak
Age: 50	served as Vice President, Chief Financial Officer and Treasurer of the Ameritrade Holding Corporation from January 1989 to November 1999 and as a director from October 1996 to September 2002. Mr. Slezak currently serves as a member of
Director	the board of directors of United Western Bancorp, Inc. and Xanadoo Company, a provider of wireless communication
(2008 – present)	services. Mr. Slezak is a Certified Public Accountant.

* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

Interested Person Directors and Officers

The following Directors and Officers are interested persons of the Fund. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940 and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

Name, Age,	Principal Occupation(s) and Directorships*
Position with
Fund and Term of
Office

Edson L. Bridges III	Mr. Bridges has been a full-time member of the professional staff of Bridges Investment Counsel, Inc. since August 1983.
Age: 50	Mr. Bridges has been responsible for securities research and the investment management for an expanding base of discretionary management accounts, including the Fund, for more than ten years. Mr. Bridges was elected President of
President	Bridges Investment Fund, Inc. on April 11, 1997, and he assumed the position of Portfolio Manager at the close of business
(1997 – present)	on that date. Mr. Bridges became Chief Executive Officer of the Fund on April 13, 2004. Mr. Bridges has been Executive
Vice President of Bridges Investment Counsel, Inc. since February, 1993, and he is a Director of that firm. Mr. Bridges is
Chief Executive	an officer and a Director of Bridges Investor Services, Inc. and Provident Trust Company. Since December 2000, Mr. Bridges
Officer	has been President and Director of Bridges Investment Management, Inc. Mr. Bridges became a Director of Stratus Fund,
(2004 – present)	Inc., an open-end, regulated investment company located in Lincoln, Nebraska, in October, 1990 and is Chairman of the
Audit Committee of the Stratus Fund.
Director
(1991 – present)

Robert W. Bridges,	Mr. Bridges is a Director and Equity Analyst at Sterling Capital Management LLC. Sterling Capital Management LLC,
CFA	located in Charlotte, North Carolina, is an investment management company founded in 1970. Mr. Bridges commenced
Age: 42	his career with Sterling Capital Management, LLC in 1996 and served in a variety of capacities including client service, systems integration, and compliance before assuming his current position in 2000. Mr. Bridges has been a Director of
Director	Bridges Investment Counsel, Inc. since December 2006. Prior to joining Sterling, Mr. Bridges served in accounting,
(2007 – present)	research analysis and several other roles for Bridges Investment Counsel, Inc. for six years. Mr. Bridges earned his B.S.
in Business from Wake Forest University, and became a CFA charter holder in 2003.

* Edson L. Bridges II is the father of Edson L. Bridges III and Robert W. Bridges.

Additional Officers of the Fund

Name, Age,	Principal Occupation(s) and Directorships*
Position with
Fund and Term of
Office

Edson L. Bridges II	Mr. Bridges was elected Chairman Emeritus on April 15, 2006. Mr. Bridges had previously served as Chairman, Vice-
Age: 76	Chairman, Chief Executive Officer, and President of the Fund. Mr. Bridges was replaced by Edson L. Bridges III as Chief
Executive Officer of the Fund on April 13, 2004. In September, 1959, Mr. Bridges became associated with the predecessor
Chairman Emeritus	firm to Bridges Investment Counsel, Inc. and is presently the President, Director, and Chief Compliance Officer of Bridges
(2006 – present)	Investment Counsel, Inc. Mr. Bridges is also President and Director of Bridges Investor Services, Inc. Mr. Bridges is President
and Director of Provident Trust Company, chartered to conduct business on March 11, 1992, and, since December 2000,
Vice-Chairman	Director of Bridges Investment Management, Inc.
(2005 – 2006)

Chairman
(1997 – 2005)

Chief Executive
Officer
(1997 – 2004)

Director
(1963 – 2007)

Additional Officers of the Fund

Name, Age,	Principal Occupation(s) and Directorships*
Position with
Fund and Term of
Office

Nancy K. Dodge	Mrs. Dodge has been an employee of Bridges Investment Counsel, Inc. since January, 1980 and Bridges Investment
Age: 47	Management, Inc. since 1994. Her career has progressed through the accounting department of that Firm, to her present position as Vice President of Fund Services. Mrs. Dodge is the person primarily responsible for overseeing day to day
Chief Compliance	operations for the Fund, and she is also the key person for handling relations with shareholders, the custodian bank,
Officer	transfer agent, and the auditor. Mrs. Dodge is a Senior Vice President of Bridges Investment Management, Inc., Vice President
(2006 – present)	and Director of Bridges Investor Services, Inc., and a Trust Administrator for Provident Trust Company. Ms. Dodge was
appointed Chief Compliance Officer of the Fund, as of November 21, 2006.
Treasurer
(1986 – present)

Brian Kirkpatrick	Mr. Kirkpatrick has been an employee of Bridges Investment Counsel, Inc. since August 24, 1992 and Bridges Investment
Age: 37	Management, Inc. since 1994. Mr. Kirkpatrick has been a full-time member of the professional staff of Bridges Investment
Counsel, Inc., responsible for securities research, and the investment management for an expanding base of discretionary
Executive Vice	management accounts, including the Fund, for several years. Mr. Kirkpatrick was appointed Sub Portfolio Manager of the
President	Fund on April 12, 2005. Mr. Kirkpatrick is Senior Vice President, Director of Research and Chief Compliance Officer and
(2006 – present)	a director of Bridges Investment Management, Inc., and a Vice President for Provident Trust Company.

Vice President
(2000 – 2006)

Mary Ann Mason	Mrs. Mason has been an employee of Bridges Investment Counsel, Inc. since June, 1981 and is currently Senior Vice
Age: 56	President, Secretary, and Treasurer, and has been an employee of Bridges Investment Management, Inc. since 1994.
Mrs. Mason is also Corporate Secretary and Treasurer for Bridges Investment Counsel, Inc., Secretary, Treasurer and Trust
Secretary	Administrator for Provident Trust Company, Secretary and Treasurer for both Bridges Investor Services, Inc. and Bridges
(1987 – present)	Investment Management, Inc., and a Director of Bridges Investor Services, Inc.

Linda Morris	Mrs. Morris has been an employee of Bridges Investment Counsel, Inc. since August, 1992 and Bridges Investment
Age: 41	Management, Inc. since 1994. Her career with Bridges Investment Counsel, Inc. has been largely in the client accounting area. Mrs. Morris was elected Assistant Treasurer of the Fund in April, 1999. Mrs. Morris is also Associate Director of
Assistant	Accounting for Bridges Investment Counsel, Inc. and a Trust Assistant for Provident Trust Company.
Treasurer
(1999 – present)

Trinh Wu	Mrs. Wu has been an employee of Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc. since
Age: 51	February 1, 1997. Mrs. Wu has functioned as the lead accountant for the day to day operation of the Fund. Prior to employment at Bridges Investment Counsel, Inc., Mrs. Wu performed operating and accounting activities for 17 years in
Controller	the Estate and Trust Department of the predecessor institutions to U.S. Bank, N.A. Nebraska. Mrs. Wu was elected to the
(2001 – present)	position of Controller of the Fund at the October 16, 2001 meeting of the Board of Directors.

* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

The Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, on the Fund’s website at www.bridgesfund.com; upon request by sending an e-mail to fund@bridgesinv.com; or by calling 1-800-939-8401.

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BRIDGES INVESTMENT FUND, INC.
8401 West Dodge Road
Omaha, Nebraska 68114

Telephone 402-397-4700
Facsimile 402-397-8617

Directors

Edson L. Bridges III
Robert W. Bridges
N. P. Dodge, Jr.
John J. Koraleski
Adam M. Koslosky
Michael C. Meyer
Gary L. Petersen
Robert Slezak

Officers

John J. Koraleski	Chairman and Lead Independent Director
Edson L. Bridges II	Chairman Emeritus
Edson L. Bridges III	President and Chief Executive and
Investment Officer
Brian M. Kirkpatrick	Executive Vice President
Mary Ann Mason	Secretary
Nancy K. Dodge	Treasurer and Chief Compliance Officer
Linda J. Morris	Assistant Treasurer
Trinh Wu	Controller

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

Corporate Counsel	Counsel to Independent Directors

Baird, Holm, LLP	Koley Jessen P.C.
Attorneys at Law	Attorneys at Law
1500 Woodmen Tower	One Pacific Place, Suite 800
Omaha, Nebraska 68102	1125 South 103 Street
Omaha, Nebraska 68124

Special Counsel	Distributor

Ballard, Spahr, Andrews & Ingersoll, LLP	Quasar Distributors, LLC
1225 Seventeenth Street, Suite 2300	615 East Michigan Street
Denver, Colorado 80202	Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)        The Registrant’s President/Chief Executive Officer, Treasurer/Chief Financial Officer, and Executive Vice President have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)        There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Bridges Investment Fund, Inc.

By (Signature and Title)* /s/ Edson L. Bridges III
                                                                   Edson L. Bridges III, President, CEO, CIO

Date  8/19/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Edson L. Bridges III
                                                                   Edson L. Bridges III, President, CEO, CIO

Date   8/19/2008

By (Signature and Title)* /s/ Brian M. Kirkpatrick
                                                                   Brian M. Kirkpatrick, Executive Vice President

Date   8/19/2008

By (Signature and Title)* /s/ Nancy K. Dodge
                                                                   Nancy K. Dodge, Treasurer and CCO

Date 8/19/2008

* Print the name and title of each signing officer under his or her signature.